Summary Prospectus

Multi-asset mutual funds

Delaware Foundation® Growth
Allocation Fund

Nasdaq ticker symbols
Class A	DFGAX
Class B	DFGDX
Class C	DFGCX
Class R	DFGRX
Institutional Class	DFGIX

January 28, 2013

(as amended and restated February 14, 2013)

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at delawareinvestments.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund's statutory prospectus and statement of additional information, both dated January 28, 2013 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Delaware Foundation® Growth Allocation Fund

What is the Fund's investment objective?

Delaware Foundation Growth Allocation Fund seeks long-term capital growth.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial advisor, in the Fund's statutory prospectus under the section entitled "About your account," and in the Fund's statement of additional information under the section entitled "Purchasing shares."

In May 2007, the Fund terminated certain sales of Class B shares. As stated in the statutory prospectus, the termination of these sales could affect certain sales charges and fees related to Class B shares of the Fund. Effective January 28, 2012, the Distributor has voluntarily agreed to limit the 12b-1 fees for Class B shares to 0.25% of average daily net assets. Please see the statutory prospectus and any supplements thereto for more information.

Shareholder fees (fees paid directly from your investment)
Class	A	B	C	R	Inst.
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none	none
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	A	B	C	R	Inst.
Management fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%	none
Other expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Acquired fund fees and expenses	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]	0.00%[2]
Total annual fund operating expenses	1.53%	2.23%	2.23%	1.83%	1.23%
Fee waivers and expense reimbursements	(0.38%)[3]	(0.33%)[3]	(0.33%)[3]	(0.43%)[3]	(0.33%)[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.15%	1.90%	1.90%	1.40%	0.90%

1

If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

2	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.
3

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% of the Fund's average daily net assets from January 28, 2013 through January 28, 2014. In addition, the Fund's distributor, Delaware Distributors, L.P. (Distributor), has also contracted to limit the Fund's Class A and Class R shares' 12b-1 fees from January 28, 2013 through January 28, 2014 to no more than 0.25% and 0.50% of their respective average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager or the Distributor, as applicable, and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R	Inst.
1 year	$685	$193	$593	$193	$293	$143	$92
3 years	$995	$666	$941	$666	$666	$534	$358
5 years	$1,327	$1,165	$1,390	$1,165	$1,165	$950	$644
10 years	$2,263	$2,362	$2,362	$2,539	$2,539	$2,113	$1,459

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 109% of the average value of its portfolio.

What are the Fund's principal investment strategies?

The Fund seeks to achieve its objective by investing in a combination of underlying securities representing a variety of asset classes and investment styles. The Manager will use an active allocation approach when selecting the Fund's investments. In striving to meet its objective, the Fund will typically target about 80% of its net assets in equity securities and about 20% of its net assets in fixed income securities. The Fund's allocations may vary within the ranges shown in the table below. The Fund may invest 15% to 70% of net assets in foreign securities and up to 20% of net assets in emerging market securities.  Following are the strategic policy weights for the Fund's net assets, as they may be invested in broad and narrow asset classes, and various investment styles, and the permitted range of variation around those weights.

Equity Asset Class: 80% policy weight (55-90% range)

  U.S. Equity Asset Class: 40% policy weight (15-50% range)
  o U.S. Large Cap Core
  o U.S. Large Cap Growth
  o U.S. Large Cap Value
  o U.S. Small Cap Core

  International Equity Asset Class: 30% policy weight (15-50% range)
  o International Value
  o International Growth

  Global Real Estate Equity Asset Class: 0% policy weight (0-20% range)
  o U.S. Real Estate
  o Global Ex-U.S. Real Estate

  Emerging Markets Asset Class: 10% policy weight (0-20% range)

  Fixed Income Asset Class: 20% policy weight (10-45% range)

  Diversified Fixed Income Asset Class: 20% policy weight (10-45% range)
  o Diversified Fixed Income: 18% policy weight (10-40% range)
  o Money Market/Cash Equivalents: 2% policy weight (0-10% range)

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investments not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small company risk — The risk that prices of small- and medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Fixed income risk — The risk that: bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to maturity; and, in the case of high yield bonds ("junk bonds"), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

Forward foreign currency risk — The use of forward foreign currency exchange contracts may substantially change a fund's exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as the Manager expects. The use of these investments as a hedging technique to reduce a fund's exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Derivatives risk — Derivative contracts, such as options, futures, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, or a securities index to which a derivative contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivative contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Foundation® Growth Allocation Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during certain of these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling
800 523-1918 or by visiting our website at delawareinvestments.com/performance.

Prior to mid-September 2008, the Fund operated as a fund of funds, investing primarily in other Delaware Investments® Funds. Since mid-September 2008, the Fund has been restructured to invest directly in securities representing a variety of asset classes and investment styles (Restructuring). The historical returns prior to that time do not reflect the Restructuring.

Year-by-year total return (Class A)*

During the periods illustrated in this bar chart, Class A's highest quarterly return was 16.13% for the quarter ended June 30, 2009, and its lowest quarterly return was -14.25% for the quarter ended September 30, 2011. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown.  The average annual returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2012

	1 year	5 years	10 years or lifetime
Class A return before taxes	6.14%	0.89%	6.63%
Class A return after taxes on distributions	5.88%	0.39%	6.08%
Class A return after taxes on distributions and sale of Fund shares	4.35%	0.59%	5.67%
Class B return before taxes	8.59%	1.24%	6.61%
Class C return before taxes	10.77%	1.34%	6.45%
Class R return before taxes (lifetime: 6/2/03-12/31/12)	12.24%	1.85%	6.13%
Institutional Class return before taxes	12.77%	2.35%	7.52%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%

*  Because the Fund has combined its retail and institutional prospectuses, the bar chart and the after tax returns in the average annual total returns table show the performance of the Fund's Class A shares.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Michael J. Hogan, CFA	Executive Vice President, Head of Equity Investments	June 2007
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	September 2008
Sharon Hill, Ph.D.	Senior Vice President, Head of Equity Quantitative Research and Analytics	September 2008
Francis X. Morris	Senior Vice President, Chief Investment Officer – Core Equity	May 2004
Babak "Bob" Zenouzi	Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)	September 2008

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund's website at delawareinvestments.com; by calling
800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire. Please refer to the Fund's prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100.  The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R and Institutional Class shares, there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under "Choosing a share class" and on the Fund's website. We may reduce or waive the minimums or eligibility requirements in certain cases. No new or subsequent investments currently are allowed in the Fund's Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

SMPR-452 [9/12] DG3 18657 [2/13]